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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 14, 2002

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      033-19694                  76-0243729
(STATE OF INCORPORATION)            (COMMISSION                (IRS EMPLOYER
                                      FILE NO.)              IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -   Certification of Period Report by the Chief Executive Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2     -   Certification of Period Report by the Chief Financial Officer
             pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James T. Sartain, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of J. Bryan Baker, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission (the "SEC") the filing of our Quarterly Report of Form 10-Q for the quarterly period ended June 30, 2002 filed with the SEC on August 14, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRSTCITY FINANCIAL CORPORATION


Date: August 14, 2002                  By: /s/ J. Bryan Baker
                                           -------------------------------------
                                           J. Bryan Baker
                                           Senior Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1     -        Certification of Period Report by the Chief Executive Officer
                  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2     -        Certification of Period Report by the Chief Financial Officer
                  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.






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